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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                          Henry Bros. Electronics, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
          Delaware                      005-62411               22-3690168
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

280 Midland Avenue, Saddle Brook, New Jersey                        07663
  (Address of Principal Executive Offices)                       (Zip Code)
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       Registrant's telephone number, including area code: (201) 794-6500

                      Diversified Security Solutions, Inc.
          (Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operation and Financial Conditions

     On August 4, 2005, Diversified Security Solutions, Inc., (now known as Henry Bros. Electronics, Inc. and referred to herein as the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended June 30, 2005.

Item 5.03. Amendments to the Articles of Incorporation or By-Laws, Change of
           Fiscal Year.

     On August 3, 2005, the Company's Board of Directors approved amendments to the Company's by-laws. The amendments to the Company's by-laws included:

          (a) Revisions to Section 2 - Annual Meeting, to provide that the Company's annual meeting of shareholders should be held annually during the fifth full month following the end of the Company's fiscal year on such date and time as the Board may fix.

          (b) Revisions to Section 9 - Notice of Shareholders Business and Nomination. The amendment to this Section enables the Board to determine the process for director nominations or other business to be brought at the Company's annual meeting of shareholders.

          (c) Section 14 - Compensation was amended to enable the Board to determine the compensation directors should receive.

          (d) Section 16 - Committee was revised to provide that each committee should consist of two or more members.

     A copy of the Company's amended by-laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events

     On August 3, 2005, the Company's shareholders approved an amendment to the Company's certificate of incorporation to change the Company's name to "Henry Bros. Electronics, Inc." This amendment to the Company's certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 3, 2005. A copy of the Certificate of Amendment is attached hereto as
Exhibit 3.2, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

     3.1 Amended and Restated By-Laws of Henry Bros. Electronics, Inc.

     3.2 Certificate of Amendment of the Certificate of Incorporation of Diversified Security Solutions, Inc




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     99.1 Press Release dated August 4, 2005, announcing the Company's financial results for the quarter ended June 30, 2005.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Henry Bros. Electronics, Inc.
                                        (Registrant)


Date: August 8, 2005                    By: /s/ Philip A. Timpanaro
                                            ------------------------------------
                                            Philip A. Timpanaro
                                            Chief Financial Officer

                                  EXHIBIT INDEX

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3.1  Amended and Restated By-Laws of Henry Bros. Electronics, Inc.

3.2 Certificate of Amendment of the Certificate of Incorporation of Diversified Security Solutions, Inc.

99.1 Press Release dated August 4, 2005
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